EXHIBIT 10.1
AMENDMENT NO. 1 TO THE
MEDASSETS, INC.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
               AMENDMENT NO. 1 (this “Amendment”), dated as of April 29, 2008, to the Amended and Restated Registration Rights Agreement dated as of October 19, 2007 (the “Registration Rights Agreement”), among MedAssets, Inc., a Delaware corporation (the “Company”), and the Investors listed therein. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Registration Rights Agreement.
R E C I T A L S
               WHEREAS, the Company and the Investors signatory hereto desire to amend the Registration Rights Agreement in order to grant certain registration rights to the parties (such parties, the “New Investors”) to this Amendment who will receive shares of Common Stock in connection with that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Accuro Healthcare Solutions, Inc., a Delaware corporation, Accuro, L.L.C., a Texas limited liability company, Aston Acquisition I, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Aston Acquisition II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, the Signing Sellers party thereto and Welsh, Carson, Anderson & Stowe IX, L.P., as Representative (as defined therein); and
               WHEREAS, Section 3(g) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended with the written consent of the Company and the Investors holding a 66-2/3% majority of the then outstanding Registrable Securities.
               NOW, THEREFORE, the Registration Rights Agreement is hereby amended as follows:
          1. JOINDER. Each New Investor shall be deemed to be a party to the Registration Rights Agreement, effective as of the Second Effective Time (as defined in the Merger Agreement), and shall be deemed to be an Investor thereunder.
          2. AMENDMENTS TO SECTION 1.
          (a) The term “Initiating Holder” in Section 1 of the Registration Rights Agreement is replaced with the following:
          “Initiating Holder: shall mean one of (i) Galen, (ii) Parthenon, (iii) Grotech and (iv) WCAS;”
          (b) The term “Registrable Securities in Section 1 of the Registration Rights Agreement is replaced with the following:

“Registrable Securities: (A) the shares of Common Stock issued to the Investors pursuant to the Purchase Agreements, (B) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (C) the shares of Common Stock issued or issuable upon exercise of the warrants issued to Allied Capital Corporation on November 2, 2001, (D) the shares of Common Stock issued or issuable upon exercise of the warrants issued to Firstar Capital Corporation and BNP Paribas on November 2, 2001, (E) any additional shares of Common Stock acquired by the Investors (other than pursuant to a stock option plan or any other incentive plan), (F) the shares of Common Stock issued to the New Investors pursuant to the Merger Agreement, including, without limitation, any such shares issued in connection with the Contingent Payment Amount (as defined in the Merger Agreement) and (G) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clauses (A), (B), (C), (D), (E), (F) or (G) above; provided, however, that shares defined in clauses (A) through (E) above shall not be deemed to be Registrable Securities if held by the New Investors;”
     (c) The following term is added to Section 1:
“WCAS: shall mean Welsh, Carson, Anderson & Stowe IX, L.P., a Delaware limited partnership, and any affiliate of this entity which may from time to time hold Registrable Securities.”
     3. AMENDMENTS TO SECTION 2.
(a)	Section 2(a)(i) is hereby amended and restated in its entirety to read as follows:
“(i) Request for Registration. If the Company shall receive, from Galen, Parthenon, Grotech or WCAS, at any time after the date hereof, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:”
     (b) Section 2(a)(i)(B)(bb) is hereby amended and reinstated in its entirety to read as follows:
“(bb) (i) With respect to a request for registration by Galen, Parthenon or WCAS, after the Company has effected two (2) such registrations pursuant to this Section 2(a) requested by Galen, Parthenon or WCAS and, in each case, such registrations have been declared or ordered effective; and (ii) with respect to a request for registration by Grotech, after the Company has effected one (1) such registration pursuant to this Section 2(a) requested by Grotech; and, in each case, such registration(s) shall have been declared or ordered effective;”
     4. MISCELLANEOUS.
     (a) Effectiveness. This Amendment shall become effective at the Second Effective Time. For the avoidance of doubt, this Amendment shall be null and void ab initio if the Merger Agreement is terminated in accordance with its terms.

     (b) Effect of Amendment. Whenever the Registration Rights Agreement is referred to therein or in any other agreements, documents and instruments, such reference shall be deemed to be to the Registration Rights Agreement as amended by this Amendment.
     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.
     (d) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.
     (e) Notices. All notices to be provided to a New Investor under the Registration Rights Agreement shall be sent to such New Investor at the address and facsimile number listed on the signature pages hereto.
     (f) No Other Amendment. Except as specifically provided in this Amendment, all other provisions of the Registration Rights Agreement remain unchanged.
     (g) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Registration Rights Agreement as of the date first set forth above.

MEDASSETS, INC.
By:	/s/ Jonathan Glenn
	Name:	Jonathan Glenn
	Title:	Executive Vice President, Chief Legal & Administrative Officer

INVESTORS:
GALEN PARTNERS III, L.P.
By: Claudius LLC, its general partner

By:	/s/ Bruce F. Wesson
	Name:	Bruce F. Wesson
	Title:	Managing Director

GALEN PARTNERS INTERNATIONAL III, L.P.
By: Claudius LLC, its general partner

By:	/s/ Bruce F. Wesson
	Name:	Bruce F. Wesson
	Title:	Managing Director

GALEN EMPLOYEE FUND III, L.P.
By: Wesson Enterprises, Inc.

By:	/s/ Bruce F. Wesson
	Name:	Bruce F. Wesson
	Title:	Managing Director

GALEN PARTNERS IV L.P.
By: Claudius LLC, its general partner

By:	/s/ Bruce F. Wesson
	Name:	Bruce F. Wesson
	Title:	Managing Director

[Signature Page to Registration Rights Agreement Amendment]

GALEN PARTNERS INTERNATIONAL IV, L.P.
By: Claudius LLC, its general partner

By:	/s/ Bruce F. Wesson
	Name:	Bruce F. Wesson
	Title:	Managing Director

GALEN EMPLOYEE FUND IV, L.P.
By: Wesson Enterprises, Inc.

By:	/s/ Bruce F. Wesson
	Name:	Bruce F. Wesson
	Title:	Managing Director

PARTHENON INVESTORS, L.P.
By:	Parthenon Investment Advisors, L.L.C. its general partner
	By:	Parthenon Investment Partners, L.L.C. its managing member

By:	/s/ John Rutherford
	Name:	John Rutherford
Title:

PCIP INVESTORS
By:	Parthenon Capital, LLC, its managing partner
	By:	J & R Investment Management Company, LLC, its managing member

By:	/s/ John Rutherford
	Name:	John Rutherford
Title:

BENTON HILL INVESTMENT CO., INC.
By:	/s/ Earl H. Norman
	Name:	Earl H. Norman
	Title:	Chairman & CEO

[Signature Page to Registration Rights Agreement Amendment]

EARL NORMAN GRANTOR RETAINED ANNUITY TRUST

By: Earl Norman and Bank of America, N.A., Trustees

By:	/s/ Earl H. Norman
	Name:	Earl H. Norman
	Title:	Trustee

THE EARL H. NORMAN REVOCABLE LIVING TRUST
By:	/s/ Earl H. Norman
	Name:	Earl H. Norman
	Title:	Trustee

/s/ John Bardis

JOHN BARDIS

/s/ John Bardis

JUDY BARDIS, BY JOHN BARDIS AS ATTORNEY AND PROXY

/s/ John Bardis

KATHERINE BARDIS, BY JOHN BARDIS AS ATTORNEY AND PROXY

/s/ John Bardis

THOMAS BARDIS, BY JOHN BARDIS AS ATTORNEY AND PROXY

/s/ John Bardis

MICHAEL BARDIS, BY JOHN BARDIS AS ATTORNEY AND PROXY
[Signature Page to Registration Rights Agreement Amendment]

/s/ John Bardis

THOMAS AIDEN TOZER, BY JOHN BARDIS AS ATTORNEY AND PROXY

/s/ John Bardis

ELIZABETH CHRISTINE TOZER, BY JOHN BARDIS AS ATTORNEY AND PROXY

/s/ John Bardis

PAUL WILLIAM TOZER, BY JOHN BARDIS AS ATTORNEY AND PROXY

SHAMEZ KANJI

TODD COLLINS

MARC SEWELL

SCOTT E. GRESSETT

CALEB E. GRESSETT

JOHN A. GRESSETT

ANNA G. GRESSETT
[Signature Page to Registration Rights Agreement Amendment]

TERRENCE J. MULLIGAN 2004 INVESTMENTS TRUST
By:	Susan S. Mulligan, Trustee

By:
Name:
Title:

TERRENCE MULLIGAN, TRUSTEE OF THE TERRENCE J. MULLIGAN LIVING TRUST
By:
	Name:	Terrence J. Mulligan
Title:

JAMES MULLIGAN

DANIEL MULLIGAN

JENNIFER MULLIGAN

TASHA MULLIGAN

ABIGAIL MULLIGAN

KENNETH A. HALVERSON, JR.
[Signature Page to Registration Rights Agreement Amendment]

ARBOR VITAE PARTNERS, L.P.
By:
Name:
Title:

GEORGE STOWE

TIMOTHY WATSON

DAVID JOHNSON

EDWARD A. SLOAN, SR.

EDWARD A. SLOAN, JR.

PAUL EGGERS, JR.

ALLIED CAPITAL CORPORATION
By:
Name:
Title:

[Signature Page to Registration Rights Agreement Amendment]

BANC OF AMERICA COMMERCIAL FINANCE CORPORATION
By:
Name:
Title:

BNP PARIBAS
By:
Name:
Title:

FIRSTAR CAPITAL CORPORATION
By:
Name:
Title:

GREENHILL CAPITAL PARTNERS, L.P.
By its general partner, GCP, L.P.
By its general partner, GCP, LLC

By:
Name:
Title:

GREENHILL CAPITAL PARTNERS, (CAYMAN), L.P.
By its general partner, GCP, L.P.
By its general partner, GCP, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement Amendment]

GREENHILL CAPITAL PARTNERS,
     (EXECUTIVES), L.P.
By its general partner, GCP, L.P.
By its general partner, GCP, LLC

By:
Name:
Title:

GREENHILL CAPITAL, L.P.
By its general partner, GCP, L.P.
By its general partner, GCP, LLC

By:
Name:
Title:

FCA VENTURE PARTNERS III, L.P.
By:
	Name:	Stuart C. McWhorter
	Title:	General Partner

DANIEL PIRO

EILEEN MCGINNITY

TINA BRINTON

AMY DOTSON-SEBERO

DAVID EVANS
[Signature Page to Registration Rights Agreement Amendment]

MICHAEL GADDY

REBECCA HAWORTH

ALLEN WIER HOBBS

CYNTHIA ROSEBERRY

PATRICK BUCKLEY

GROTECH PARTNERS VI, L.P.

By: Grotech Capital Group VI, LLC
Its: General Partner

By:
	Name:	Charles P. Cullen
Its: Treasurer

820 MANAGEMENT TRUST
By:
Name:
Title:

BRADLEY ALLEN
[Signature Page to Registration Rights Agreement Amendment]

BUENA VENTURE ASSOCIATES, L.P.
By:
Name:
Title:

CARAMELLA NARDIELLO LIVING TRUST DATED NOVEMBER 22, 2002

By:
Name:
Title:

RICHARD CAREY

CHERYL A. KOLLING REVOCABLE TRUST
By:
Name:
Title:

JOSEPH CHOW

JOSEPH DAVI

ANN DIAMOND
[Signature Page to Registration Rights Agreement Amendment]

CHARLES SCHWAB & CO. INC., CUSTODIAN FBO JOHN KEPHART IRA
By:
Name:
Title:

JOHN IDOL

WARREN B. IDSAL

JUNE M. IDZAL

JACIE LLC

By:
Name:
Title:

HARRY R. KING

STEVEN L. KORBY

AUNNALESHA KRESS

MICHAEL R. LEWIS

GEORGE L. MCTAVISH

[Signature Page to Registration Rights Agreement Amendment]

DELLOISE MEIER

WILLIAM V. NARDIELLO

LAREE CARAMELLA

DT NGUYEN 2005 GRAT

KHANH NGUYEN

TIENDUNG NGUYEN

TIMOTHY NGUYEN

GARY W. PESTELLO

ANDREW PHAM

THANH PHAM

DAVID GRANT PHILLIPS

THOMAS PHUNG

[Signature Page to Registration Rights Agreement Amendment]

SUSAN B. REESE

REGIS J. KOLLING REVOCABLE TRUST
By:
Name:
Title:

JORI SAVAGE

SHL, LTD.

By:
Name:
Title:

ROCHELLE SHORE

BRAD SMALLING

THE BALLARDINI FAMILY TRUST

By:
Name:
Title:

MICHAEL S. TRAN

DOUGLAS R. URQUHART

WILLIAM R. VOSS
[Signature Page to Registration Rights Agreement Amendment]

LOI TIEN VU

CRAIG WEBSTER

ROBERT WRIGHT

AVEGA PARTNERS, INC.

By:
Name:
Title:

ROBERT V. NAGELHOUT AND JULIE A. NAGELHOUT, TRUSTEES OF THE NAGELHOUT FAMILY TRUST DATED DECEMBER 22, 1995

By:
	Name:	Robert V. Nagelhout
	Title:	Trustee

MAUREEN NAGELHOUT, TRUSTEE OF THE ROBERT ARTHUR NAGELHOUT IRREVOCABLE TRUST DATED AUGUST 17, 2004

By:
	Name:	Maureen E. Nagelhout
	Title:	Trustee

[Signature Page to Registration Rights Agreement Amendment]

MAUREEN NAGELHOUT, TRUSTEE OF THE CARLY NICOLE NAGELHOUT IRREVOCABLE TRUST DATED AUGUST 17, 2004

By:
	Name:	Maureen E. Nagelhout
	Title:	Trustee

MAUREEN NAGELHOUT, TRUSTEE OF THE ZOIE MAUREEN NAGELHOUT IRREVOCABLE TRUST DATED AUGUST 17, 2004

By:
	Name:	Maureen E. Nagelhout
	Title:	Trustee

THOMAS J. KAZAMEK

THOMAS J. KAZAMEK AND DEBRA L. KAZAMEK, TRUSTEES OF THE KAZAMEK AND MALTAIS FAMILY TRUST DATED SEPTEMBER 5, 2003

By:
	Name:	Thomas Kazamek & Debra Kazamek
	Title:	Trustees

C. A. Piccolo
[Signature Page to Registration Rights Agreement Amendment]

NEW INVESTORS:

WELSH, CARSON, ANDERSON & STOWE IX, L.P.

BY: WCAS IX ASSOCIATES LLC,
Its General Partner

By:	/s/ D. Scott Mackesy

Name:	D. Scott Mackesy
Title:	Managing Member
[Signature Page to Registration Rights Agreement Amendment]

Russell L. Carson
Thomas E. McInerney
Robert A. Minicussi
Anthony J. de Nicola
Paul B. Queally
Jonathan M. Rather
Sanjay Swani
D. Scott Mackesy
John D. Clark
James R. Matthews
Sean M. Traynor
John Almeida, Jr.
Eric J. Lee
Michael E. Donovan
Brian Regan
David Mintz
Clinton Biondo
Rona Drogy

By:	/s/ Jonathan M. Rather

Name:	Jonathan M. Rather
Title:	Attorney-in-Fact

WCAS MANAGEMENT CORPORATION

By:	/s/ Jonathan M. Rather

Name:	Jonathan M. Rather
Title:	Treasurer
[Signature Page to Registration Rights Agreement Amendment]

/s/ Jill Hanau
Jill Hanau

[Signature Page to Registration Rights Agreement Amendment]

Select Capital Ventures I, L.P.

By:	/s/ Rocco A. Ortenzio

Name:	Rocco A. Ortenzio
Title:	Managing Member
[Signature Page to Registration Rights Agreement Amendment]

D. Scott Mackesy — IRA

By:	/s/ D. Scott Mackesy

Name:
Title:
[Signature Page to Registration Rights Agreement Amendment]

THE PATRICK J. WELSH
2004 IRREVOCABLE TRUST

By:	/s/ Carol Welsh

Name:	Carol Welsh
Title:	Trustee
[Signature Page to Registration Rights Agreement Amendment]

THE BRUCE K. ANDERSON 2004 IRREVOCABLE TRUST

By:	/s/ Mary Anderson

Name:	Mary Anderson
Title:	Trustee
[Signature Page to Registration Rights Agreement Amendment]

Cohen Family Enterprises, LP

By:	/s/ Gary Cohen

Name:	Gary Cohen
Title:	General Partner
[Signature Page to Registration Rights Agreement Amendment]

/s/ Gary Cohen

Gary Cohen
[Signature Page to Registration Rights Agreement Amendment]

B&F Family Enterprises, LP

By:	/s/ John J. Flowers

Name:	John J. Flowers
Title:	President, B&F Family Management, LLC General Partner
[Signature Page to Registration Rights Agreement Amendment]

/s/ Harriet Flowers Harriet Flowers
[Signature Page to Registration Rights Agreement Amendment]

J H Starship Enterprise, L.P.

By: Name:	/s/ John J. Flowers John J. Flowers
Title:	President, J H Starship, LLC General Partner
[Signature Page to Registration Rights Agreement Amendment]

/s/ Douglas French Douglas French
[Signature Page to Registration Rights Agreement Amendment]

Redmond Family Investments, LLLP

By: Name:	/s/ David L. Redmond David L. Redmond
Title:	General Partner
[Signature Page to Registration Rights Agreement Amendment]

/s/ John Carlyle John Carlyle
[Signature Page to Registration Rights Agreement Amendment]

Cordillera Interest, Ltd.

By: Name:	/s/ John K. Carlyle John K. Carlyle
Title:	President
[Signature Page to Registration Rights Agreement Amendment]

/s/ Robert Allday Robert Allday
[Signature Page to Registration Rights Agreement Amendment]

/s/ David D. Hagey David Hagey
[Signature Page to Registration Rights Agreement Amendment]

/s/ Brent McCarty Brent McCarty
[Signature Page to Registration Rights Agreement Amendment]

/s/ James Hoffman James Hoffman
[Signature Page to Registration Rights Agreement Amendment]

/s/ Ely Labovitz Ely Labovitz
[Signature Page to Registration Rights Agreement Amendment]

/s/ Diane Brockway Diane Brockway
[Signature Page to Registration Rights Agreement Amendment]

/s/ Kerry Martin Kerry Martin
[Signature Page to Registration Rights Agreement Amendment]

GE Capital Corporation

By: Name:	/s/ John Dale John Dale
Title:	Duly Authorized Signatory
[Signature Page to Registration Rights Agreement Amendment]